SMITH BARNEY INVESTMENT TRUST
on behalf of
SMITH BARNEY MID CAP BLEND FUND
(the "Fund")

Supplement dated July 27, 1999 to
Prospectus dated March 30, 1999

The following revises and supersedes, as applicable, the discussion under "More on the fund's investments":

While the Fund intends to be substantially fully invested in equity securities, the Fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests.





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